Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K of Cellu Tissue Holdings, Inc. (the “Company”) for the year ended February 28, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Senior Vice President, Finance and Chief Financial Officer of the Company, certifies that:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.

/S/ DAVID J. MORRIS
David J. Morris
Senior Vice President, Finance and Chief Financial Officer
April 30, 2010